Exhibit 99.2 Nextida: Accelerating growth in health, wellness, nutrition products sector May 12, 2025

This presentation includes “forward-looking” statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. Statements that are not statements of historical facts are forward-looking statements and are made pursuant to the safe harbor provisions of the Private SecuritiesLitigation Reform Act of 1995. Words such as “estimate,” “guidance,” “outlook,” “project,” “planned,” “contemplate,” “potential,” “possible,” “proposed,” “intend,” “believe,” “anticipate,” “expect,” “may,” “will,” “would,” “should,” “could,” and similar expressions are intended to identify forward-looking statements. All statements other than statements of historical facts included in this presentation are forward-looking statements. Forward-looking statements are based on the Company's current expectations and assumptions regarding its business, the economy and other future conditions. The Company cautions readers that any such forward-looking statements it makes are not guarantees of future performance and that actual results may differ materially from anticipated results or expectations expressed in its forward-looking statements as a result of a variety of factors, including many that are beyond the Company's control. Important factors that could cause actual results to differ materially from the Company’s expectations include: factors which could preclude the Company from closing the proposed transaction or realizing the anticipated benefits of the proposed transaction; existing and unknown future limitations on the ability of the Company's direct and indirect subsidiaries to make their cash flow available to the Company for payments on the Company's indebtedness or other purposes; reduced demands or prices for biofuels, biogases or renewable electricity; global demands for grain and oilseed commodities, which have exhibited volatility, and can impact the cost of feed for cattle, hogs and poultry, thus affecting available rendering feedstock and selling prices for the Company’s products; reductions in raw material volumes available to the Company due to weak margins in the meat production industry as a result of higher feed costs, reduced consumer demand, reduced volume due to government regulations affecting animal production or other factors, reduced volume from food service establishments, or otherwise; reduced demand for animal feed; reduced finished product prices, including a decline in fat, used cooking oil, protein or collagen (including, without limitation, collagen peptides and gelatin) finished product prices; changes to government policies around the world relating to renewable fuels and greenhouse gas (“GHG”) emissions that adversely affect prices, margins or markets (including for the DGD Joint Venture), including programs like renewable fuel standards, low carbon fuel standards (“LCFS”), renewable fuel mandates and tax credits for biofuels, or loss or diminishment of tax credits due to failure to satisfy any eligibility requirements, including, without limitation, in relation to the blender tax credit or the Clean Fuels Production Credit (“CFPC”); climate related adverse results, including with respect to the Company’s climate goals, targets or commitments;possible product recall resulting from developments relating to the discovery of unauthorized adulterations to food or food additives or products which do not meet specifications, contract requirements or regulatory standards; the occurrence of 2009 H1N1 flu (initially known as “Swine Flu”), highly pathogenic strains of avian influenza (collectively known as “Bird Flu”), severe acute respiratory syndrome (“SARS”), bovine spongiform encephalopathy (or “BSE”), porcine epidemic diarrhea (“PED”) or other diseases associated with animal origin in the U.S. or elsewhere, such as the outbreak of African Swine Fever in China and elsewhere; the occurrence of pandemics, epidemics or disease outbreaks, such as theCOVID-19 outbreak; unanticipated costs and/or reductions in raw material volumes related to the Company’s compliance with the existing or unforeseen new U.S. or foreign (including, without limitation, China) regulations (including new or modified animal feed, Bird Flu, SARS, PED, BSE or ASF or similar or unanticipated regulations) affecting the industries in which the Company operates or its value added products; risks associated with the DGD Joint Venture,including possible unanticipated operating disruptions, a decline in margins on the products produced by the DGD Joint Venture and issues relating to the announced SAF upgrade project (including, without limitation, operational, mechanical, product quality, market based or other such issues); risks and uncertainties relating to international sales and operations, including imposition of tariffs, quotas, trade barriers and other trade protections by foreign countries; tax changes, such as global minimum tax measures, or issues related to administration, guidance and/or regulations associated with biofuel policies, including CFPC, and risks associated with the qualification and sale of such credits; difficulties or a significant disruption (including, without limitation, due to cyber-attack) in the Company’s information systems, networks or the confidentiality, availability or integrity of our data or failure to implement new systems and software successfully; risks relating to possible third-party claims of intellectual property infringement; increased contributions to the Company’s pension and benefit plans, including multiemployer and employer-sponsored defined benefit pension plans as required by legislation, regulation or other applicable U.S. or foreign law or resulting from a U.S. mass withdrawal event; bad debt write-offs; loss of or failure to obtain necessary permits and registrations; continued or escalated conflict in the Middle East, North Korea, Ukraine or elsewhere, including the Russia-Ukraine war and the Israeli-Palestinian conflict and other associated or emerging conflicts in the Middle East; uncertainty regarding the exit of the U.K. from the European Union; uncertainty regarding any administration changes in the U.S. or elsewhere around the world, including, without limitation, impacts to trade, tariffs and/or policies impacting the Company (such as biofuel policies and mandates); and/or unfavorable export or import markets. These factors, coupled with volatile prices for natural gas and diesel fuel, inflation rates, climate conditions, currency exchange fluctuations, general performanceof the U.S. and global economies, disturbances in world financial, credit, commodities and stock markets, and any decline in consumer confidence and discretionary spending, including the inability of consumers and companies to obtain credit due to lack of liquidity in the financial markets, among others, could cause actual results to vary materially from the forward-looking statements included in this report or negatively impact the Company’s results of operations.Among other things, future profitability may be affected by the Company’s ability to grow its business, which faces competition from companies that may have substantially greater resources than the Company. The Company’s announced share repurchase program may be suspended or discontinued at any time and purchases of shares under the program are subject to market conditions and other factors, which are likely to change from time to time. For more detailed discussion of these factors and other risks and uncertainties regarding the Company, its business and the industries in which it operates, see the Company’s filings with the SEC, including the Risk Factors discussion in Item 1Aof Part I of the Company's Annual Report on Form 10-K for the fiscal year ended December 30, 2023. The Company cautions readers that all forward-looking statements speak only as of the date made, and the Company undertakes no obligation to update any forward-looking statements, whether as a result of changes in circumstances, new events or otherwise. 2

Darling Ingredients and Tessenderlo Group have signed a non- binding term sheet to create Nextida, a ~$1.5B revenue joint venture to support the fast-growing collagen-based health, nutrition and wellness segment 85% owned and consolidated by Darling Ingredients Non-cash transaction, combining assets, capabilities Executive Poised to realize significant value through commercial delivery and Summary logistical optimization, as well as operational efficiencies, leveraging increased scale and diversification Creates an opportunity to unlock significant shareholder value Provides platform for accelerated product development and growth 3

Poised to compete in the broader health, wellness and nutrition products sector Top-tier, collagen-based health, wellness and nutrition products company 85% 15% Diversified global Gelatin solutions Global player in Producer in portfolio in attractive for the pharma rapidly growing established regions industry collagen sector gelatin & hydrocolloid segment Deep scientific expertise pioneering Wide range of quality Strong and reliable advanced collagen-based solutions gelatins and collagen access to raw for targeted health benefits peptides materials 4

Highly compelling strategic and financial benefits Provides expanded infrastructure to Expanded opportunities within total Broader geographical reach to scale support growth in high-value product addressable health and nutrition rapidly in fast growing regions in Europe, offerings, including collagen peptides and South America, Asia supplement market of ~$80B activated collagen peptides Strategic Benefits Enhanced access to raw materials Further diversifies product mix Limited customer overlap with closer proximity to animal sources Creates new opportunities for Margin accretive through growth, with expanded revenue Strong growth trajectory access to new markets and product development opportunities base of ~$1.5B Financial Benefits Significant value creation through Ability to optimize assets to serve Creates an opportunity to unlock enhanced access to raw materials, customer needs and lower logistical significant shareholder value commercial and logistical opportunities and operational cost and optimized future investments 5

Growing global demand for health, Targeted wellness markets wellness, nutrition supplements Wellness Sales of dietary supplements in world $15.2B Retail Value RSP – USD million – Current – 2009-2028 Immunity Digestive Bone $81,348 $9.5B $9.1B $7.7B 120,000 Forecast +5.5% CAGR Heart Joint Energy 100,000 $5.4B $4.6B $4.1B 80,000 Brain Women’s health Eye 60,000 $2.6B $2.6B $2.5B 40,000 Mood 20,000 $1.6B 0 2009 2023 2028 6 Source: PwC, Euromonitor

Building on an Top-tier collagen-based health, wellness innovative and nutrition products company health, nutrition First collagen and wellness solution Innovative Future platform Launched in Q4 2024 platform of collagen collagen peptide Targets post-meal peptide compositions product glucose spikes Provides platform for for natural, targeted opportunities health benefits Triggers the natural accelerated product release of GLP-1 development and growth 7

Well positioned for accelerated growth and new product development Combined capabilities Rousselot production locations PB Leiner production locations • ~200,000 metric tons extraction capacity • ~70,000 metric tons hydrolyzed collagen capacity • Full complement of raw material collagen options ü Bovine ü Porcine ü Fish ü Bone • Ability to serve customers anywhere in the world from raw materials & production across four continents • Scaled platform for continued development of Nextida portfolio of products

Key transaction terms Financial structure Closing Finalizing agreement terms, with transaction Darling Ingredients will hold a majority 85% ownership expected to close in 2026 stake and Tessenderlo Group the remaining 15% Non-cash transaction, combining assets and The term sheet has been unanimously approved capabilities by the board of directors of both companies Consolidated on the Darling Ingredients Subject to regulatory approvals and other financial statements customary closing considerations 9

Driving significant long-term value creation New opportunities for Maximizing Margin accretive accelerated shareholder through access to new geographies / growth value opportunities 10